Oppenheimer Bond Fund
                       Exhibit 24(b)(16) to Form N-1A
                    Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  06/30/88          0.2600000      0.0000000           10.360
  09/30/88          0.2400000      0.0000000           10.370
  12/30/88          0.2500000      0.0000000           10.110
  03/31/89          0.2500000      0.0000000           10.020
  06/30/89          0.2400000      0.0000000           10.450
  09/29/89          0.2300000      0.0000000           10.360
  12/29/89          0.2200000      0.0000000           10.290
  01/31/90          0.0800000      0.0000000           10.120
  02/28/90          0.0800000      0.0000000            9.930
  03/30/90          0.0800000      0.0000000            9.930
  04/30/90          0.0700000      0.0000000            9.840
  05/31/90          0.0700000      0.0000000           10.060
  06/29/90          0.0700000      0.0000000            9.960
  07/31/90          0.0750000      0.0000000            9.900
  08/31/90          0.0750000      0.0000000            9.810
  09/28/90          0.0750000      0.0000000            9.690
  10/31/90          0.0700000      0.0000000            9.790
  11/30/90          0.0750000      0.0000000            9.930
  12/31/90          0.0640000      0.0000000            9.780
  01/31/91          0.0650000      0.0000000           10.030
  02/28/91          0.0650000      0.0000000            9.970
  04/03/91          0.0650000      0.0000000            9.980
  05/01/91          0.0650000      0.0000000           10.040
  05/29/91          0.0650000      0.0000000           10.030
  06/26/91          0.0650000      0.0000000            9.930
  07/24/91          0.0620000      0.0000000            9.980
  08/21/91          0.0650000      0.0000000           10.250
  09/18/91          0.0650000      0.0000000           10.290
  10/16/91          0.0600000      0.0000000           10.370
  11/20/91          0.0650000      0.0000000           10.470
  12/18/91          0.0760000      0.0000000           10.550
  01/15/92          0.0600000      0.0000000           10.670
  02/19/92          0.0650000      0.0000000           10.470
  03/18/92          0.0650000      0.0000000           10.380
  04/15/92          0.0610000      0.0000000           10.530
  05/20/92          0.0650000      0.0000000           10.610
  06/17/92          0.0620000      0.0000000           10.600
  07/15/92          0.0600000      0.0000000           10.800
  08/19/92          0.0600000      0.0000000           10.990
  09/16/92          0.0600000      0.0000000           11.050
  10/21/92          0.0600000      0.0000000           10.830
  11/18/92          0.0600000      0.0000000           10.790
  12/16/92          0.0850000      0.0000000           10.730
  01/20/93          0.0500000      0.0000000           10.790
  02/17/93          0.0600000      0.0000000           10.990
  03/17/93          0.0600000      0.0000000           11.060

Oppenheimer Bond Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  04/21/93          0.0600000      0.0000000           11.160
  05/19/93          0.0600000      0.0000000           11.050
  06/16/93          0.0560000      0.0000000           11.110
  07/29/93          0.0810000      0.0000000           11.180
  08/30/93          0.0590000      0.0000000           11.350
  09/30/93          0.0530000      0.0000000           11.350
  10/29/93          0.0565332      0.0000000           11.340
  11/30/93          0.0574140      0.0000000           11.130
  12/31/93          0.0538857      0.0000000           11.120
  01/31/94          0.0525032      0.0000000           11.210
  02/28/94          0.0504297      0.0000000           10.920
  03/31/94          0.0589669      0.0000000           10.610
  04/29/94          0.0472313      0.0000000           10.450
  05/31/94          0.0510183      0.0000000           10.390
  06/30/94          0.0531201      0.0000000           10.310
  07/29/94          0.0562604      0.0000000           10.430
  08/31/94          0.0552602      0.0000000           10.390
  09/30/94          0.0569318      0.0000000           10.190
  10/31/94          0.0519490      0.0000000           10.110
  11/30/94          0.0551407      0.0000000           10.040
  12/30/94          0.0956482      0.0000000           10.010
  01/31/95          0.0581961      0.0000000           10.130
  02/28/95          0.0541779      0.0000000           10.310
  03/31/95          0.0614796      0.0000000           10.330
  04/28/95          0.0513689      0.0000000           10.420
  05/31/95          0.0549710      0.0000000           10.790
  06/30/95          0.0555805      0.0000000           10.810
  07/31/95          0.0480139      0.0000000           10.680
  08/31/95          0.0536231      0.0000000           10.730
  09/29/95          0.0576012      0.0000000           10.750
  10/31/95          0.0595075      0.0000000           10.820
  11/30/95          0.0619609      0.0000000           10.890
  12/29/95          0.0655338      0.0000000           10.980
  01/31/96          0.0654815      0.0000000           11.000
  02/29/96          0.0640825      0.0000000           10.780
  03/29/96          0.0669652      0.0000000           10.640
  04/30/96          0.0648995      0.0000000           10.530
  05/31/96          0.0684487      0.0000000           10.460
  06/28/96          0.0581429      0.0000000           10.500
  07/31/96          0.0652212      0.0000000           10.470
  08/30/96          0.0687926      0.0000000           10.410
  09/30/96          0.0598033      0.0000000           10.540
  10/31/96          0.0665365      0.0000000           10.670
  11/29/96          0.0669609      0.0000000           10.790
  12/31/96          0.0660580      0.0000000           10.700


Class B Shares
  05/19/93          0.0540000      0.0000000
11.050              06/16/93       0.0490000            0.000000
0 11.100
  07/29/93          0.0740000      0.0000000           11.180

Oppenheimer Bond Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class B Shares (Continued)
  08/30/93          0.0520000      0.0000000           11.350
  09/30/93          0.0460000      0.0000000           11.340
  10/29/93          0.0489813      0.0000000           11.330
  11/30/93          0.0493279      0.0000000           11.120
  12/31/93          0.0466107      0.0000000           11.110
  01/31/94          0.0460055      0.0000000           11.200
  02/28/94          0.0434651      0.0000000           10.910
  03/31/94          0.0480784      0.0000000           10.600
  04/29/94          0.0410750      0.0000000           10.450
  05/31/94          0.0448825      0.0000000           10.390
  06/30/94          0.0466505      0.0000000           10.310
  07/29/94          0.0495636      0.0000000           10.430
  08/31/94          0.0487199      0.0000000           10.390
  09/30/94          0.0500287      0.0000000           10.190
  10/31/94          0.0461829      0.0000000           10.110
  11/30/94          0.0486446      0.0000000           10.040
  12/30/94          0.0891509      0.0000000           10.010
  01/31/95          0.0526001      0.0000000           10.130
  02/28/95          0.0485818      0.0000000           10.310
  03/31/95          0.0540074      0.0000000           10.330
  04/28/95          0.0451727      0.0000000           10.420
  05/31/95          0.0479439      0.0000000           10.790
  06/30/95          0.0480453      0.0000000           10.810
  07/31/95          0.0415648      0.0000000           10.680
  08/31/95          0.0470590      0.0000000           10.730
  09/29/95          0.0496775      0.0000000           10.750
  10/31/95          0.0525478      0.0000000           10.820
  11/30/95          0.0554821      0.0000000           10.890
  12/29/95          0.0584873      0.0000000           10.980
  01/31/96          0.0584150      0.0000000           11.000
  02/29/96          0.0575791      0.0000000           10.780
  03/29/96          0.0597300      0.0000000           10.630
  04/30/96          0.0582049      0.0000000           10.520
  05/31/96          0.0613063      0.0000000           10.460
  06/28/96          0.0521604      0.0000000           10.500
  07/31/96          0.0586625      0.0000000           10.470
  08/30/96          0.0622710      0.0000000           10.410
  09/30/96          0.0537680      0.0000000           10.540
  10/31/96          0.0597749      0.0000000           10.670
  11/29/96          0.0601097      0.0000000           10.790
  12/31/96          0.0594277      0.0000000           10.690


Class C Shares
  07/31/95          0.0280101      0.0000000           10.680
  08/31/95          0.0422630      0.0000000           10.730
  09/29/95          0.0468798      0.0000000           10.760
  10/31/95          0.0521141      0.0000000           10.830
  11/30/95          0.0537598      0.0000000           10.900
  12/29/95          0.0588323      0.0000000           10.990
  01/31/96          0.0599348      0.0000000           11.010

Oppenheimer Bond Fund
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class C Shares (Continued)
  02/29/96          0.0573965      0.0000000           10.790
  03/29/96          0.0600500      0.0000000           10.640
  04/30/96          0.0582691      0.0000000           10.530
  05/31/96          0.0613245      0.0000000           10.470
  06/28/96          0.0521399      0.0000000           10.500
  07/31/96          0.0586151      0.0000000           10.480
  08/30/96          0.0622800      0.0000000           10.420
  09/30/96          0.0537796      0.0000000           10.550
  10/31/96          0.0597671      0.0000000           10.680
  11/29/96          0.0601007      0.0000000           10.800
  12/31/96          0.0594223      0.0000000           10.700



Oppenheimer Bond Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 12/31/96:

   The formula for calculating average annual total return is as follows:

          1                       ERV n
   --------------- = n           (---) - 1 = average annual total return
   number of years                 P


   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

   One Year                         Five Year

   $  998.82 1                      $1,322.47 .2
  (---------)  - 1 = -0.12%        (---------)   - 1 = 5.75%
     $1,000                           $1,000


   Inception

   $1,905.35 .1148
  (---------)  - 1 =  7.68%
     $1,000



Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

   One Year                         Inception

   $  991.21 1                      $1,168.31 .2727
  (---------)  - 1 = -0.88%        (---------)   - 1 = 4.33%
     $1,000                           $1,000



Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

   One Year                         Inception

   $1,030.28 1                      $1,079.13 .6792
  (---------)  - 1 =  3.03%        (---------)   - 1 = 5.31%
     $1,000                           $1,000

Oppenheimer Bond Fund
Page 6


1. Average Annual Total Returns for the Periods Ended 12/31/96 (Continued):

Examples at NAV:

Class A Shares

   One Year                         Five Year

   $1,048.66 1                      $1,388.37 .2
  (---------)  - 1 = 4.87%         (---------)   - 1 = 6.78%
     $1,000                           $1,000


   Inception

   $2,000.32 .1148
  (---------)  - 1 = 8.28%
     $1,000



Class B Shares

   One Year                         Inception

   $1,039.89 1                      $1,197.21 .2727
  (---------)  - 1 = 3.99%         (---------)   - 1 = 5.03%
     $1,000                           $1,000



Class C Shares

   One Year                         Inception

   $1,040.02 1                      $1,079.13 .6792
  (---------)  - 1 = 4.00%         (---------)   - 1 = 5.31%
     $1,000                           $1,000





Oppenheimer Bond Fund
Page 7


2.  Cumulative Total Returns for the Periods Ended 12/31/96:

    The formula for calculating cumulative total return is as follows:

               (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                         Five Year

  $  998.82 - $1,000                                     $1,322.47 - $1,000
  ------------------  = -0.12%     ------------------  = 32.25%
        $1,000                           $1,000


  Inception

  $1,905.35 - $1,000
  ------------------  = 90.54%
        $1,000



Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

  One Year                         Inception

  $  991.21 - $1,000                                     $1,168.31 - $1,000
  ------------------  = -0.88%     ------------------  = 16.83%
        $1,000                           $1,000



Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

  One Year                         Inception

  $1,030.28 - $1,000                                     $1,079.13 - $1,000
  ------------------  =  3.03%     ------------------  =  7.91%
        $1,000                           $1,000








Oppenheimer Bond Fund
Page 8


2.  Cumulative Total Returns for the Periods Ended 12/31/96 (Continued):

Examples at NAV:

Class A Shares

  One Year                         Five Year

  $1,048.66 - $1,000                                     $1,388.37 - $1,000
  ------------------  =   4.87%    ------------------  = 38.84%
        $1,000                           $1,000


  Inception

  $2,000.32 - $1,000
  ------------------  = 100.03%
        $1,000



Class B Shares

  One Year                         Inception

  $1,039.89 - $1,000                                     $1,197.21 - $1,000
  ------------------  =   3.99%    ------------------  = 19.72%
        $1,000                           $1,000



Class C Shares

  One Year                         Inception

  $1,040.02 - $1,000                                     $1,079.13 - $1,000
  ------------------  =   4.00%    ------------------  =  7.91%
        $1,000                           $1,000


Oppenheimer Bond Fund
Page 9


3.  Standardized Yield for the 30-Day Period Ended 12/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                    a - b         6
        Yield =  2 { (--------  +  1 )  -  1 }
                       cd or ce

   The symbols above represent the following factors:

     a = Dividends and interest earned during the 30-day period.
     b = Expenses accrued for the period (net of any expense
         reimbursements).
     c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
         per share on the last day of the period.
     e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.



Class A Shares

Example, assuming a maximum sales charge of 4.75%:

         $1,271,497.08 - $196,935.84                     6
      2{(--------------------------- +  1)  - 1}  = 6.61%
           17,604,793  x  $11.23


Class B Shares

Example at NAV:

         $  261,044.73 - $ 64,369.03                     6
      2{(---------------------------  +  1)  - 1}  = 6.19%
            3,613,896  x  $10.69


Class C Shares

Example at NAV:

         $    28,677.71 - $ 7,071.43                     6
      2{(---------------------------  +  1)   - 1}  = 6.19%
              396,713  x  $10.70









Oppenheimer Bond Fund
Page 10


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/96:

    The Fund's dividend yields are calculated using the following formula:

               Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

   a = The accrual dividend earned during the period.
   b = The Fund's maximum offering price (including sales charge)
       per share on the last day of the period.
   c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                   ($.0660580/30 x 365)/$11.23 = 7.16%

  Dividend Yield
  at Net Asset Value                    ($.0660580/30 x 365)/$10.70 = 7.51%



Class B Shares

  Dividend Yield
  at Net Asset Value                    ($.0594277/30 x 365)/$10.69 = 6.76%



Class C Shares

  Dividend Yield
  at Net Asset Value                    ($.0594223/30 x 365)/$10.70 = 6.76%




















Oppenheimer Bond Fund
Page 11


4.  TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

                    (a / ( 1 - c)) + b = Tax-Equivalent Yeild

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Stated income tax rate for an individual in the 39.6% federal tax bracket filing singly).


Examples:

  Class A Shares    (0.0661 / ( 1 - .3960 ) ) + 0 = 10.94%


  Class B Shares    (0.0619 / ( 1 - .3960 ) ) + 0 = 10.25%


  Class C Shares    (0.0619 / ( 1 - .3960 ) ) + 0 = 10.25%